SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549

                      __________________________

                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of
      earliest event reported):       July 17, 1996


                         DICTAPHONE CORPORATION
          (Exact Name of Registrant as Specified in Charter)

   Delaware               33-93464              13-3838908
   (State or Other        (Commission           (IRS Employer
   Jurisdiction           File Number)          Identification No.)
   of Incorporation)

       3191 Broadbridge Avenue, Stratford, Connecticut  06497
    (Address of Principal Executive Offices, including Zip Code)

   Registrant's telephone number,
   including area code:  (203) 381-7000



                         Exhibit List Appears on Page 4

                               Page 1 of 4 Pages

   Item 5.  Other Events.

        On July 17, 1996, Dictaphone Corporation and the lenders under its Bank Credit Agreement, dated as of August 7, 1995, executed an amendment to such credit agreement modifying certain of the covenants contained therein. A copy of the First Amendment to Credit Agreement, dated as of June 28, 1996, is filed as an exhibit hereto.



   Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial Statements of Businesses Acquired.

                        Not Applicable

            (b)   Pro Forma Financial Information.

                        Not Applicable

            (c)   Exhibits.

         The following exhibit is filed with this Report:

   Exhibit No.     Description
   10.13           First Amendment to Credit Agreement, dated as
                   of June 28, 1996, by and among Dictaphone
                   Corporation and the Lenders party thereto.


                                SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DICTAPHONE CORPORATION



   Date: July 18, 1996           By:    /s/ Joseph D. Skrzypczak
                                  Name:  Joseph D. Skrzypczak
                                  Title: Vice President and Chief
                                         Financial Officer

                                      EXHIBIT LIST


   Exhibit No.    Description
   10.13          First Amendment to Credit Agreement, dated as of
                  June 28, 1996, by and among Dictaphone Corporation
                  and the Lenders party thereto.
